Kayne Anderson

MLP Investment Company

THIRD QUARTER REPORT
AUGUST 31, 2005

      CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the Company’s historical experience and its present expectations or projections. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
AUGUST 31, 2005
(shares/units and $ amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 141.7%
Equity Investments(a) — 141.5%
Pipeline MLP(b) — 113.2%
Atlas Pipeline Partners, L.P.	155	$7,275
Buckeye Partners, L.P.	146	6,884
Copano Energy, L.L.C.	84	3,329
Copano Energy, L.L.C. — Unregistered(c)	471	18,259
Copano Energy, L.L.C. — Class B Units, Unregistered(c)	1,656	62,912
Crosstex Energy, L.P.	238	10,035
Crosstex Energy, L.P. — Senior Subordinated Units, Unregistered(c)	1,047	40,559
Enbridge Energy Management, L.L.C.(d)	413	22,322
Enbridge Energy Partners, L.P.	1,943	104,816
Energy Transfer Partners, L.P.	4,556	168,532
Enterprise Products Partners L.P.	6,447	156,525
Genesis Energy, L.P.	134	1,425
Hiland Partners, LP	35	1,348
Holly Energy Partners, L.P.	109	4,581
Holly Energy Partners, L.P. — Unregistered(c)	32	1,288
Kinder Morgan Management, LLC(d)	2,630	125,139
Magellan Midstream Partners, L.P.	486	16,025
Magellan Midstream Partners, L.P. — Subordinated Units(c)	3,478	110,378
MarkWest Energy Partners, L.P.	193	9,636
Northern Border Partners, L.P.	633	30,265
Pacific Energy Partners, L.P.	388	12,704
Plains All American Pipeline, L.P.	921	43,140
Sunoco Logistics Partners L.P.	24	940
TC PipeLines, LP	226	7,804
TEPPCO Partners, L.P.	455	18,806
TransMontaigne Partners L.P.	56	1,448
Valero L.P.	633	36,721

		1,023,096

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS — (CONTINUED)
AUGUST 31, 2005
(shares/units and $ amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Propane MLP — 14.1%
Ferrellgas Partners, L.P.	1,776	$38,939
Inergy, L.P.	2,983	88,797

		127,736

Shipping MLP — 2.6%
K-Sea Transportation Partners L.P.(e)	119	4,758
Martin Midstream Partners L.P.	113	3,430
Teekay LNG Partners L.P.	167	5,322
U.S. Shipping Partners L.P.	374	9,640

		23,150

Coal MLP — 0.8%
Penn Virginia Resource Partners, L.P.	151	7,615

MLP Affiliate — 4.0%
Atlas America, Inc.(f)	114	5,274
Crosstex Energy, Inc.	326	20,785
MarkWest Hydrocarbon, Inc.(e)	257	6,412
TransMontaigne Inc.	360	3,407

		35,878

Other — 6.8%
Arlington Tankers Ltd.	144	3,237
Clearwater Natural Resources, LP — Unregistered(c)	2,650	53,000
Diana Shipping Inc.	256	3,581
DryShips Inc.	76	1,221

		61,039

Total Equity Investments (Cost $1,064,866)		1,278,514

			Principal
	Interest	Maturity	Amount
	Rate	Date	(in 000’s)

Fixed Income Investment — 0.2%
MLP Affiliate — 0.2%
TransMontaigne Inc. (Cost $2,024)	9.125%	06/01/10	$2,000	2,100

Total Long-Term Investments (Cost $1,066,890)	1,280,614

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS — (CONCLUDED)
AUGUST 31, 2005
(shares/units and $ amounts in 000’s)
(UNAUDITED)

			Principal
	Interest	Maturity	Amount
Description	Rate	Date	(in 000’s)	Value

Short-Term Investment — 4.4%
Repurchase Agreement — 4.4%
Bear, Stearns & Co. Inc. (Agreement dated 8/31/05 to be repurchased at $39,353), collateralized by $40,493 in U.S. Government and Agency Securities (Cost $39,349)	3.530%	09/01/05	$39,349	$39,349

Total Investments — 146.1% (Cost $1,106,239)				1,319,963

No. of
Units

Liabilities
Securities Sold Short
Equity Investment
Coal MLP
Alliance Resource Partners, L.P.	15	(1,358)

			Principal
			Amount
			(in 000’s)

Fixed Income Investment
Pipeline MLP
Enterprise Products Partners L.P.	4.950	06/01/10	$5,350	(5,359)

Total Securities Sold Short (Cash proceeds received $6,415)				(6,717)

Auction Rate Senior Notes				(260,000)
Unrealized Depreciation on Interest Rate Swap Contracts				(2,613)
Deferred Taxes				(81,114)
Current Taxes				(2,250)
Other Liabilities				(3,193)

Total Liabilities				(355,887)
Other Assets				14,311

Total Liabilities in Excess of Other Assets				(341,576)

Preferred Stock at Redemption Value				(75,000)

Net Assets Applicable to Common Stockholders				$903,387

(a)	Unless otherwise noted, equity investments are common units/common shares.
(b)	Includes Limited Liability Companies or L.L.C.s.
(c)	Fair valued security. These securities are restricted from public sale. The Company negotiates certain aspects of the method and timing of the disposition of these investments, including registration rights and related costs.
(d)	Distributions made are paid in-kind.
(e)	Security or a portion thereof is segregated as collateral on interest rate swap contracts and securities sold short.
(f)	Security is non-income producing.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2005
($ amounts in 000’s, except per share amounts)
(UNAUDITED)

ASSETS
Investments, at fair value (Cost — $1,066,890)	$1,280,614
Repurchase agreement (Cost — $39,349)	39,349

Total investments (Cost — $1,106,239)	1,319,963
Deposits with brokers for securities sold short	1,563
Receivable for securities sold	8,237
Interest, dividends and distributions receivable	1,464
Prepaid expenses	3,047

Total Assets	1,334,274

LIABILITIES
Investment management fee payable	2,566
Securities sold short, at fair value (Proceeds — $6,415)	6,717
Accrued directors’ fees and expenses	56
Accrued expenses and other liabilities	571
Current taxes	2,250
Deferred taxes	81,114
Unrealized depreciation on interest rate swap contracts	2,613

Total Liabilities before Senior Notes	95,887

Auction Rate Senior Notes:
Series A, due April 3, 2045	85,000
Series B, due April 5, 2045	85,000
Series C, due March 31, 2045	90,000

Total Senior Notes	260,000

Total Liabilities	355,887

PREFERRED STOCK
$25,000 liquidation value per share applicable to 3,000 outstanding shares (10,000 shares authorized)	75,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$903,387

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (33,926,098 shares issued and outstanding, 199,990,000 shares authorized)	$34
Paid-in capital	803,953
Distribution in excess of net investment loss, net of tax benefit	(38,773)
Accumulated realized gains on investments, securities sold short, options and interest rate swap contracts, net of income taxes	8,525
Net unrealized gains on investments, securities sold short and interest rate swap contracts, net of income taxes	129,648

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$903,387

NET ASSET VALUE PER COMMON SHARE	$26.63

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED AUGUST 31, 2005
($ amounts in 000’s)
(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions	$38,064
Return of capital	(33,114)

Net dividends and distributions	4,950
Interest	3,805

Total Investment Income	8,755

Expenses
Investment management fees	6,259
Professional fees	508
Administration fees	484
Custodian fees	202
Reports to stockholders	197
Directors’ fees	173
Insurance	147
Dividends on securities sold short	103
Other expenses	396

Total Expenses — Before Interest Expense, Auction Agent Fees and Taxes	8,469
Interest expense	4,077
Auction agent fees	256

Total Expenses — Before Tax Benefit	12,802

Net Investment Loss — Before Tax Benefit	(4,047)
Current tax benefit	1,567
Deferred tax expense	(9)

Net Investment Loss	(2,489)

REALIZED AND UNREALIZED GAINS/(LOSSES)
Realized Gains/(Losses)
Investments	14,025
Securities sold short	432
Options	(162)
Interest rate swap contracts	(1,106)
Current tax expense	(5,078)

Net Realized Gains	8,111

Net Change in Unrealized Gains/(Losses)
Investments	203,634
Securities Sold Short	(301)
Options	561
Interest rate swap contracts	(2,613)
Deferred tax expense	(77,350)

Net Change in Unrealized Gains	123,931

Net Realized and Unrealized Gains	132,042

DIVIDENDS TO PREFERRED STOCKHOLDERS	(973)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$128,580

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CHANGES IN NET ASSETS
($ amounts in 000’s)

	For the Nine	For the Period
	Months Ended	September 28, 2004(1)
	August 31, 2005	through
	(unaudited)	November 30, 2005

OPERATIONS
Net investment income/(loss)	$(2,489)	$645
Net realized gains	8,111	414
Net change in unrealized gains	123,931	5,717

Net Increase in Net Assets Resulting from Operations	129,553	6,776

DIVIDENDS TO PREFERRED STOCKHOLDERS
Dividends(2)	(973)	—

DIVIDENDS/ DISTRIBUTIONS TO COMMON STOCKHOLDERS
Dividends(2)	(4,658)	—
Distributions(2)	(31,298)	—

Dividends/ Distributions to Common Stockholders	(35,956)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from initial public offering of 30,000,000 shares of common stock	—	750,000
Proceeds from issuance of 3,161,900 shares of common stock in connection with exercising an over allotment option granted to underwriters of the initial public offering	—	79,048
Underwriting discounts and offering expenses associated with the issuance of common stock	—	(43,088)
Underwriting discounts and offering expenses associated with the issuance of preferred stock	(1,087)
Issuance of 760,198 shares of common stock from reinvestment of distributions	19,014

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	17,927	785,960

Total Increase in Net Assets Applicable to Common Stockholders	110,551	792,736

NET ASSETS
Beginning of period	792,836	100

End of period (includes cumulative distributions in excess of net investment loss of $38,773 and undistributed net investment income of $645, respectively)	$903,387	$792,836

(1)	Commencement of operations.

(2)	The information presented in this item is a preliminary accounting (or “book”) estimate of the characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the nine months ended August 31, 2005 (which total amount was $973 to preferred stockholders and $35,956 to common stockholders) as either a dividend (ordinary income) or a distribution (return of capital). This preliminary estimate for book purposes is based on the Company’s operating results during the period. The actual characterization of the preferred stock dividend and common stock dividend made during the year will not be determinable until after the end of the calendar year when the Company can determine earnings and profits and therefore, it may differ substantially, from the preliminary determination for book purposes.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED AUGUST 31, 2005
($ amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$128,580
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(934,929)
Proceeds from sale of investments	218,062
Proceeds from sale short-term investments	385,225
Realized gains	(13,189)
Return of capital distributions	33,114
Unrealized gains	(201,281)
Increase in deferred taxes	77,359
Amortization for bond premium	188
Increase in deposits with brokers for short sales	(1,563)
Increase in receivable for securities sold	(7,890)
Decrease in interest, dividend and distributions receivables	1,138
Increase in prepaid expenses	(2,893)
Decrease in payable for securities purchased	(7,793)
Increase in investment management fee payable	1,595
Increase in securities sold short	6,415
Increase in accrued directors’ fees and expenses	26
Decrease in accrued expenses and other liabilities	(468)
Increase in current taxes	1,487
Decrease in call options written	(201)

Net Cash Used in Operating Activities	$(317,018)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of auction rate senior notes	260,000
Issuance of auction rate preferred stock	75,000
Underwriting discount and offering expenses associated with the issuance of preferred stock	(1,087)
Cash distributions paid to common stockholders	(16,942)

Net Cash Provided by Financing Activities	316,971

NET DECREASE IN CASH	(47)

CASH — BEGINNING OF PERIOD	47

CASH — END OF PERIOD	$—

Supplemental disclosure of cash flow information: Noncash financing activities not included herein consist of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $19,014.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
($ amounts in 000’s, except per share amounts)

	For the Nine		For the Period
	Months Ended		September 28, 2004(1)
	August 31, 2005		through
	(unaudited)		November 30, 2004

Per Share of Common Stock
Net asset value, beginning of period	$23.91		$23.70	(2)
Underwriting discounts and offering costs on the issuance of preferred stock	(0.03)		—

Total	23.88		23.70

Income from investment operations
Net investment income/(loss)	(0.07	)(3)	0.02	(4)
Net realized and unrealized gain on investments, securities sold short, options and interest rate swap contracts	3.93	(3)	0.19	(4)

Total income from investment operations	3.86		0.21

Dividends — Preferred Stockholders
Dividends(5)	(0.03)		—

Dividends/ Distributions — Common Stockholders
Dividends(5)	(0.14)		—
Distributions(5)	(0.94)		—

Total dividends/distributions — Common Stockholders	(1.08)		—

Net asset value, end of period	$26.63		$23.91

Per share of common stock market value, end of period	$27.60		$24.90

Total investment return based on common stock market value(6)	15.66%		(0.40)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$903,387		$792,836
Ratio of expenses to average net assets, including current and deferred income tax expenses	14.75	%(7)(8)	4.73	%(7)(8)
Ratio of expenses to average net assets, excluding current and deferred income tax expense	2.02	%(8)	1.20	%(8)
Ratio of expenses, excluding taxes and non-recurring organizational expenses, to average net assets	2.02	%(8)	1.08	%(8)
Ratio of expenses, excluding taxes and interest expenses, to average net assets	1.32	%(8)	—%
Ratio of net investment income to average net assets, after taxes	(0.39	)% (8)	0.50	%(8)
Net increase in net assets resulting from operations to average net assets	20.24	%(8)	5.30	%(8)
Portfolio turnover rate	22.78	%(9)	11.78	%(9)
Auction Rate Senior Notes outstanding, end of period	$260,000		—
Auction Rate Preferred Stock, end of period	$75,000		—
Borrowings outstanding per share of common stock, end of period	$7.66		—
Common stock per share, excluding borrowings, end of period	$34.29		—
Asset coverage, per $1,000 of principal amount of Auction Rate Senior Notes Series A, B and C	476.30%		—
Asset coverage, per $25,000 of liquidation value per share of Auction Rate Preferred Stock	369.67%		—
Average amount of borrowings outstanding per share of common stock during the period	$2.36	(3)	—

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS — (CONCLUDED)
($ amounts in 000’s, except per share amounts)

(1)	Commencement of operations.

(2)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(3)	Based on average shares of common stock outstanding of 33,536,946.

(4)	Information presented relates to a share of common stock outstanding for the entire period.

(5)	The information presented in this item is a preliminary accounting (or “book”) estimate of the characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the nine months ended August 31, 2005 (which total amount was $973 to preferred stockholders and $35,956 to common stockholders) as either a dividend (ordinary income) or a distribution (return of capital). This preliminary estimate for book purposes is based on the Company’s operating results during the period. The actual characterization of the preferred stock dividend and common stock dividend made during the year will not be determinable until after the end of the calendar year when the Company can determine earnings and profits and therefore, it may differ substantially, from the preliminary determination for book purposes.

(6)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	For the period from September 28, 2004 through November 30, 2004, the Company’s current income tax expense was $763 and we accrued $3,755 in deferred taxes on our unrealized gains and deferred tax benefit from organizational expenses. For the first nine months of this fiscal year, which began on December 1, 2004, our current tax expense was $3,511 and we accrued $77,359 in deferred taxes on the Company’s unrealized gains and deferred tax expense from organizational expenses.

(8)	Ratios are annualized since period is less than one full year.

(9)	Amount not annualized. Calculated based on the sales of $218,062 and $16,880, respectively of long-term investments dividend by the average long-term investment balance of $957,280 and $143,328 respectively.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED)
AUGUST 31, 2005
($ amounts in 000’s, except share amounts)

1.	Organization
      Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN”.

2.	Significant Accounting Policies
      A.     Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.
      B.     Calculation of Net Asset Value — The Fund determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and dividends), less all of its liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.
      C.     Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day, except for short sales and call options written, for which the last quoted asked price is used. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
      Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Company using a pricing service. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.
      The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)
on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by Kayne Anderson Capital Advisors, L.P.’s (“Kayne Anderson” or the “Advisor”) investment professionals responsible for the portfolio investments;

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors, or the Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.
      Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly tradable (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.
      At August 31, 2005, the Company held 31.7% of its net assets in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with an aggregate cost of $249,349 and fair value of $286,396. Although these securities may be resold in privately negotiated transactions, these values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material.
      Any option transaction that the Company enters into may, depending on the applicable market environment have no value or a positive/negative value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.
      D.     Repurchase Agreements — The Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/ dealers which Kayne Anderson considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. Kayne Anderson monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)
of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.
      E.     Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.
      All short sales are fully collateralized. The Company maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.
      The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company segregates an equivalent amount of securities owned as collateral while the short sale is outstanding.
      F.     Option Writing — When the Company writes an option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
      G.     Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in MLPs generally are comprised of income and return of capital. For the nine months ended August 31, 2005, the Company recorded as return of capital the amount of $33,114 of dividends and distributions received from MLPs. This resulted in a reduction in the cost basis of the associated MLP investments. Net Realized Gains and Net Change in Unrealized Gains on the accompanying Statement of Operations includes $1,423 and $31,691, respectively, attributable to such dividend and distributions. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.
      H.     Dividends and Distributions to Stockholders — Dividends to common stockholders are recorded on the ex-dividend date. The character of dividends made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions to shareholders of the Company’s Auction Rate Preferred Stock, Series D are accrued on a daily basis and are determined as described in Note 11. The Company’s dividends, for book purposes, will be comprised of return of capital and ordinary income, which is

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)
based on the operating results of the Company. The Company is unable to make final determinations as to the character of the dividend until after the end of the calendar year. Since the first dividend paid to stockholders was in January 2005, the Company will inform stockholders of the final character of the dividend during January 2006.
      I.     Federal and Sate Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains/(losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. To the extent the Company has a net deferred tax asset, a valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset is not realized. Future realization of deferred income tax assets ultimately depends on the existence of sufficient taxable income of the appropriate character in either the carryback or carryforward period under the tax law.
      The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith and reviewed in accordance with the valuation process approved by the Board of Directors. From time to time the Company modifies its estimates or assumptions regarding the deferred tax liability as new information become available. To the extent such estimates or assumptions are modified, the net asset value may fluctuate.
      J.     Organization Expenses, Offering and Debt Issuance Costs — The Company is responsible for paying all organization expenses, which were expensed when the shares of common stock were issued. Such costs were approximately $150. Offering costs related to the issuance of common stock were charged to additional paid-in capital when the shares were issued. Such costs were approximately $1,596. Offering costs (including underwriting discount) related to the issuance of Series D, preferred stock were charged to additional paid-in capital when the shares were issued. Such costs were approximately $1,087. Debt issuance costs (including underwriting discount) of $3,036 related to the auction rate senior notes payable are being capitalized and amortized over the period the notes are outstanding.
      K.     Derivative Financial Instruments — The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.
      L.     Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

3.	Concentration of Risk
      The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to its shareholders. Under normal circumstances, the Company intends to invest at least 85% of its total assets in securities of MLPs and other Midstream Energy Companies, and to invest at least 80% of its total assets in MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

4.	Agreements and Affiliations
      The Company has entered into an Investment Management Agreement with Kayne Anderson under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company equal to the basic management fee or adjusted by the performance fee adjustment, all as described below.
      Pursuant to the Investment Management Agreement, the Company has agreed to pay the Adviser a basic management fee at an annual rate of 1.75% of the Company’s average total assets, adjusting upward or downward (by up to 1.00% of the Company’s average total assets, as defined), depending on to what extent, if any, the Company’s investment performance for the relevant performance period exceeds or trails the Company’s “Benchmark” over the same period. The Company’s Benchmark is the total return (capital appreciation and reinvested dividends) of the Standard & Poor’s 400 Utilities Index plus 600 basis points (6.00%). Each 0.01% of difference of the Company’s performance compared to the performance of the Benchmark is multiplied by a performance fee adjustment of 0.002%, up to a maximum adjustment of 1.00% (as an annual rate). The Company calculates the total management fee based on the average total assets for the prior 12 months. For the period beginning with the commencement of the Company’s operations through the end of the Company’s first 12 months of operations (the “Initial Period”), on a quarterly fiscal basis the Company pays the Adviser a minimum management fee calculated at an annual rate of 0.75%. After this Initial Period, the basic management fee and the performance fee adjustment will be calculated and paid quarterly beginning with the quarter ending November 30, 2005, using a rolling 12-month performance period. Management fees in excess of those paid will be accrued monthly.
      The performance record for the Benchmark is based on the change in value of the Benchmark during the relevant performance period. During the Company’s first fiscal year, for purposes of calculating the performance fee adjustment, the Company’s initial net asset value was calculated net of the underwriter discount. At August 31, 2005, the Company has recorded accrued management fees at an annual rate of 0.75% based on the Company’s investment performance for the period September 28, 2004 through August 31, 2005.
      For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s average monthly gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of the Company’s accrued and unpaid dividends on any outstanding common stock and accrued and unpaid

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)
dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.
      For the nine months ended August 31, 2005, KA Associates, Inc., an affiliate of the Adviser, earned approximately $11 in brokerage commissions from portfolio transactions executed on behalf of the Company.

5.	Income Taxes
      Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of August 31, 2005 are as follows:

Deferred tax assets:
Organizational costs	$(48)
Deferred tax liabilities:
Unrealized gains on investment securities	68,350
Distributions received from MLPs	12,812

Total net deferred tax liability	$81,114

      At August 31, 2005, the Company did not record a valuation allowance against its deferred tax assets.
      The components of income tax expense include $73,740 and $7,374 for deferred federal income taxes and state income taxes (net of the federal tax benefit), respectively.
      Total income taxes have been computed by applying the Federal statutory income tax rate plus a blended state income tax rate totaling 38.5% to net investment income and realized and unrealized gains on investments before taxes.
      At August 31, 2005, the cost basis of investments for Federal income tax purposes was $1,106,239 and the cash received on securities sold short was $6,415. At August 31, 2005, gross unrealized appreciation and depreciation of investments and securities sold short for Federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including securities sold short)	$214,811
Gross unrealized depreciation of investments (including securities sold short)	(1,388)

Net unrealized appreciation before tax and interest rate swap contracts	213,423
Unrealized depreciation on interest rate swap contracts	(2,613)

Net unrealized appreciation before tax	$210,810

Net unrealized appreciation after tax	$129,648

6.	Restricted Securities
      Certain of the Company’s investments are restricted as to resale and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held, the acquisition dates, aggregate costs, and fair value as of

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)
August 31, 2005, value per unit of such securities, percent of net assets and percent of total assets which the securities comprise.

	Number of					Percent of
	Units	Acquisition	Cost	Fair Value	Value Per	Net	Percent of
Security	(in 000’s)	Date	(in 000’s)	(in 000’s)	Unit	Assets	Total Assets

Clearwater Natural Resources, LP — Unregistered	2,650	08/01/05	$53,000	$53,000	$20.00	5.9%	4.0%
Copano Energy, L.L.C. — Unregistered	471	08/01/05	13,543	18,259	38.80	2.0	1.4
Copano Energy, L.L.C. — Class B Units, Unregistered	1,656	08/01/05	46,458	62,912	37.98	7.0	4.7
Crosstex Energy, L.P. — Senior Subordinated Units, Unregistered	1,047	06/24/05	35,011	40,559	38.75	4.5	3.0
Holly Energy Partners, L.P. — Unregistered	32	07/08/05	1,316	1,288	40.12	0.1	0.1
Magellan Midstream Partners, L.P. — Subordinated Units	3,478	04/13/05	100,021	110,378	31.73	12.2	8.3

			$249,349	$286,396		31.7%	21.5%

7.	Call Options Written
      Transactions in written options for the nine months ended August 31, 2005 were as follows:

	Number of
	Contracts	Premiums
	(in 000’s)	Received

Call Options Written
Options outstanding at beginning of period	2	$201
Call options written	—	—
Options terminated in closing purchase transactions	(1)	(169)
Options expired	(1)	(32)

Options outstanding at end of period	—	$—

8.	Investment Transactions
      For the period ended August 31, 2005, the Company purchased and sold securities in the amount of $934,929 and $218,062 (excluding short-term investments, securities sold short, options and interest rate swaps), respectively.

9.	Bank Loan Outstanding
      The Company has an uncommitted revolving credit line with Custodial Trust Company (an affiliate of the administrator, Bear Stearns Funds Management Inc.), under which the Company may borrow from Custodial Trust Company an aggregate amount of up to the lesser of $200,000 or the maximum amount the Company is permitted to borrow under the 1940 Act, subject to certain limitations imposed by the lender. For the nine months ended August 31, 2005, the average amount outstanding was $17,628, with a weighted average interest rate of 3.87%. As of August 31, 2005, the Company had no outstanding bank borrowings. Any loans under this line are repayable on demand by the lender at any time.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

10.	Auction Rate Senior Notes
      On March 28, 2005, the Company issued three series of auction rate senior notes, each with a maturity of 40 years, having an aggregate principal amount of $260,000 (“Senior Notes”). The Senior Notes were issued in denominations of $25,000 per note. The principal amount of the Senior Notes will be due and payable on various dates as follows: Series A on April 3, 2045, Series B on April 5, 2045 and Series C on March 31, 2045. Fair value of the notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.
      Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A, Series B and Series C as of August 31, 2005 were 3.78%, 3.77% and 3.78%, respectively. The weighted average interest rates for Series A, Series B and Series C for the period from March 28, 2005 through August 31, 2005, were 3.36%, 3.38% and 3.42%, respectively. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. The reset rate period for Series A and Series B Notes are seven days, while Series C Notes reset every 28 days. The Notes will not be listed on any exchange or automated quotation system.
      The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company’s rating agency guidelines in a timely manner.
      The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

11.	Preferred Stock
      On April 12, 2005, the Company issued 3,000 shares of Series D auction rate preferred stock totaling $75,000. The Company has 10,000 shares of authorized preferred stock. The preferred stock has rights determined by the board of Directors. The preferred stock has a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.
      Holders of preferred stock are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate as of August 31, 2005 was 3.85%. The weighted average dividend rate for the period April 12, 2005 through August 31, 2005, was 3.53%. This rate includes the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. Under the 1940 Act, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.
      The preferred stock is redeemable in certain circumstances at the option of the Company. The preferred stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company’s rating agency guidelines in a timely manner.
      The holders of the preferred stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONCLUDED)

12.	Interest Rate Swap Contracts
      The Company has entered into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of August 31, 2005, the Company has entered into nine interest rate swap contracts with UBS AG as summarized below:

Total
		Fixed Rate	Floating Rate		Accrued	Change in
	Nominal	Paid by the	Received by the	Unrealized	Interest	Unrealized
Termination Date	Amount	Fund	Fund	Depreciation	Expense	Value

03/25/08-05/09/12	$250,000	4.12-4.65%	1 month U.S. Dollar LIBOR	$2,501	$112	$2,613
      The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts.

13.	Common Stock
      The Company has 199,990,000 shares of common stock authorized and 33,926,098 shares outstanding at August 31, 2005. Transactions in common shares for the period ended August 31, 2005, were as follows:

Shares at November 30, 2004	33,165,900
Shares issued through reinvestment of distributions	760,198

Shares at August 31, 2005	33,926,098

14.	Subsequent Events
      On October 14, 2005, the Company paid a dividend distribution to its common stockholders in the amount of $0.42 per share, for a total of $14,249. Of this total, pursuant to the Company’s dividend reinvestment plan, $6,251 was reinvested into the Company and an additional 249,453 shares of common stock were issued.
      On October 17, 2005, the Company issued 3,000,000 shares of common stock via a secondary public offering. The offering price was $27.00 per share and the Company received net proceeds of $77,760 from the offering. Related offering costs of $324 were charged to paid-in capital.
      On October 28, 2005, the Company filed a registration statement relating to an Auction Rate Senior Notes offering with the Securities and Exchange Commission, and expects that such Auction Rate Senior Notes will be issued during either the Company’s fourth fiscal quarter of 2005 or the Company’s first fiscal quarter of 2006, subject to obtaining the required regulatory approvals.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
Terrence J. Quinn	Director
Ralph Collins Walter	Chief Financial Officer
David J. Shladovsky	Secretary and Chief Compliance Officer
J.C. Frey	Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Vice President

Investment Adviser
Kayne Anderson Capital Advisors, L.P.
1800 Avenue of the Stars, Second Floor
Los Angeles, CA 90067

1100 Louisiana Street, Suite 4550
Houston, TX 77002

Administrator
Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

Stock Transfer Agent and Registrar
American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Custodian
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

For stockholder inquiries, registered stockholders should call (800) 937-5449. For general inquiries, please call (877) 657-3863/MLP-FUND; or visit us on the web at *http://www.kaynemlp.com.*

KYN
LISTED
NYSE

This report, including the financial statements herein, is made available to stockholders of the Company for their information. The financial information included herein is taken from the records of the Company without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.